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                                                                    EXHIBIT 10.7

                              IPC ACQUISITION CORP.

                             2002 STOCK OPTION PLAN

                         (As Adopted February 15, 2002)

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                              IPC ACQUISTION CORP.

                             2002 STOCK OPTION PLAN

         1.     Purpose.
                -------

                The purpose of this Plan is to strengthen ICP Acquisition
Corp., a Delaware corporation (the "Company"), by providing an incentive to its and its Subsidiaries' employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of options to acquire shares of the Company's common stock. Until such time as the Company becomes a reporting company under the Securities Exchange Act of 1934, as amended, Option grants made under the Plan are intended to be exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, pursuant to Rule 701.

         2.     Definitions.
                -----------

                For purposes of the Plan:

                2.1 "Affiliate" means, with respect to any entity, any other entity, directly or indirectly, controlled by, controlling or under common control with such entity.

                2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

                2.3  "Board" means the Board of Directors of the Company.

                2.4   "Cause":

                      (a) in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Cause," shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

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                           (b)   in all other cases, an Optionee's (i)
intentional failure or refusal to perform reasonably assigned duties, (ii) dishonesty, willful misconduct or gross negligence in the performance of the Optionee's duties, (iii) involvement in a transaction in connection with the performance of the Optionee's duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of the Optionee's duties (other than traffic violations or similar offenses), (v) indictment, conviction or plea of no contest to any felony or other crime involving moral turpitude, (vi) action or inaction materially adversely affecting the reputation of the Company or (vii) breach of any non-solicitation or non-competition covenants contained in an Agreement.

                           2.5 "Change in Capitalization" means any change in
the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                           2.6 A "Change in Control" shall mean the occurrence
of any of the following events:

                           (a)   An acquisition of any voting securities of the
Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a
                               --------  -------
Change in Control has occurred pursuant to this Section 2.6 (a), an acquisition of Shares or Voting Securities by (i) the Company or any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Related Entity") or (ii), any Grandfathered Stockholders or Affiliates of any Grandfathered Stockholders, shall not constitute a Change in Control;

                           (b)   The consummation of a merger, consolidation or
reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where immediately following the Merger the


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Grandfathered Stockholders own, directly or indirectly, fifty percent (50%) or more of the combined voting power of the outstanding voting securities of (x) the corporation resulting from the Merger (the "Surviving Corporation") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a "Parent Corporation"), or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; or

                           (c)   The sale or other disposition of all or
substantially all of the assets of the Company or IPC Information Systems, Inc. to any Person, other than (i) a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or (ii) the distribution to the Company's stockholders of the stock of a Related Entity or any other assets.

                           2.7     "Code" means the Internal Revenue Code of
1986, as amended.

                           2.8     "Committee" means a committee, as described
in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

                           2.9     "Company" means IPC Acquisition Corp.

                           2.10    "Corporate Transaction" means any of the
following events:

                           (a)   consummation of any merger or consolidation of
the Company with or into another corporation; or

                           (b)   consummation of any sale, lease, exchange or
other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a Subsidiary of the Company.

                           2.11    "Disability":

                           (a)      in the case of an Optionee whose employment
with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Disability," shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

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                           (b)      in all other cases, the term "Disability"
as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of ninety (90) days in any three-hundred and sixty-five (365) day period.

        2.12 "Eligible Individual" means any director, officer, employee or consultant of the Company or a Subsidiary who is designated by the Committee as eligible to receive Options.

        2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.14 "Exit Event" shall mean the occurrence of any of the following:

             (a) the sale or disposition of any voting securities of the Company (the "Voting Securities"), immediately after which, no Grandfathered Stockholder nor any Affiliate of any Grandfather Stockholder owns, directly or indirectly, any Voting Securities;

             (b) the consummation of a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), immediately following which, no Grandfathered Stockholder nor any Affiliate of any Grandfathered Stockholder own, directly or indirectly, any voting securities of the corporation resulting from the Merger; or

             (c) the sale or other disposition of all or substantially all of the assets of the Company or IPC Information Systems, Inc to any Person, immediately after which no Grandfathered Stockholder nor any Affiliate of any Grandfathered Stockholder own, directly or indirectly, any voting securities of such Person.

        2.15 "Fair Market Value" on any date means the value of the Shares determined in good faith by the Board or the Committee.

        2.16 "Grandfathered Stockholders" means one or more of GS Capital Partners 2000, LP., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GMBH & Co. Beteiligungs KG, Bridge Street Special Opportunities Fund 2000, L.P., GS Capital Partners 2000 Employee Fund, L.P. and Stone Street Fund 2000, L.P.

        2.17 "IPO" means the initial underwritten offering pursuant to which the Shares become registered under Section 12 of the Exchange Act.

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        2.18 "Option" means a stock option granted under the Plan, which is not an "incentive stock option" within the meaning of Section 422 of the Code.

        2.19 "Optionee" means a person to whom an Option has been granted under the Plan.

        2.20 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

        2.21 "Permitted Transferee" means an Optionee's spouse, parents, children (whether natural or adopted), stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren (the Optionee's "Immediate Family"), a trust solely for the benefit of members of the Optionee's Immediate Family (a "Family Trust") and a partnership in which members of the Optionee's Immediate Family and/or Family Trusts are the only partners.

        2.22 "Plan" means the IPC Acquisition Corp. 2002 Stock Option Plan, as amended and restated from time to time.

        2.23 "Securities Act" means the Securities Act of 1933, as amended.

        2.24 "Sell" means to sell, or in any other way directly or indirectly transfer, assign, distribute, pledge, hypothecate, encumber or otherwise dispose of, either voluntarily or involuntarily; and the terms "Sale" and "Sold" shall have meanings correlative to the foregoing.

        2.25 "Shares" means the common stock, par value $0.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

        2.26 "Subsidiary" means any entity, whether or not incorporated, in which the Company directly or indirectly owns fifty percent (50%) or more of the outstanding equity or other ownership interests.

    3.  Administration.
        --------------

        3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the

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Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two members of the Board and may consist of the entire Board. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

        3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

        3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:


             (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

             (b) to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

             (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

             (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and


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             (e)     to exercise its discretion with respect to the powers and
rights granted to it as set forth in the Plan; and

             (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4.       Stock Subject to the Plan; Grant Limitations.
                  --------------------------------------------

                  4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is 900,000. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                  4.2 Upon the granting of an Option, the number of Shares available under Section 4.1 for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted or denominated.

                  4.3 Whenever any outstanding Option or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

         5.       Option Grants.
                  -------------

                  Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options and to determine the terms and conditions of the grant to such Eligible Individuals, including the number of Shares subject to each Option, the per Share exercise price, the term of the Option (which shall not exceed ten
(10) years from the date of grant) and any other terms or conditions not inconsistent with the Plan that the Committee determines. The terms and conditions of each Option shall be set forth in an Agreement. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         6.       Vesting and Exercisability of Options.
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                  Except as otherwise determined by the Committee and set forth in an Agreement, each Option shall vest and become exercisable with respect to 25% of the Shares subject to such Option on each of the first four anniversaries of the date on which the option was granted. To the extent not exercised, installments shall accumulate and be

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exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         7.       Method of Exercise; Rights of Optionees.
                  ---------------------------------------

                  7.1 The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in cash. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  7.2 No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company.

         8.       Non-Transferability.
                  -------------------

                  No Option shall be Sold, transferred or otherwise disposed of by the Optionee otherwise than by will or by the laws of descent and distribution, and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option at the time of grant or thereafter, that the Option may be transferred to a Permitted Transferee. For purposes of this Plan, a Permitted Transferee of an Option shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         9.       Effect of a Termination of Employment.
                  -------------------------------------

                  9.1 If the employment or engagement of the Optionee is terminated for any reason other than the death or Disability of the Optionee or for Cause, the portion of


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the Option that is not then vested and exercisable shall immediately terminate.
To the extent the Option is vested and exercisable as of the date of such termination of employment or engagement, the Option shall remain exercisable for a period of one hundred and eighty (180) days immediately following such termination of employment or engagement, after which time the Option shall automatically terminate in full.

                  9.2 If the employment or engagement of the Optionee is terminated by reason of the death or Disability of the Optionee, the Option shall become immediately vested and exercisable with respect to an additional fifty percent (50%) of the Shares, if any, subject to the then unvested portion of the Option. Any portion of the Option that is not vested and exercisable after giving effect to the immediately preceding sentence shall immediately terminate. To the extent the Option is or becomes vested on the date of such termination of employment or engagement it shall remain exerciseable for one year following such termination of employment, after which time the Option shall automatically terminate in full.

                 9.3 If the employment or engagement of the Optionee is terminated for Cause (i) the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised and (ii) the Company shall have the right to purchase from such Optionee and the Optionee shall be required to Sell to the Company, at the election of the Company at any time following such termination, any of the Shares acquired by the Optionee upon the exercise of an Option, at a per Share purchase price equal to the lesser of
(x) the Fair Market Value of a Share on the date of such purchase by the Company, or (y) the exercise price paid by the Optionee.

         10.      Adjustment Upon Changes in Capitalization.
                  -----------------------------------------

                  10.1 In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to
(i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan and (ii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor, if applicable.

                  10.2 If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

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         11.      Effect of Certain Transactions.
                  ------------------------------

                  11.1 In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Optionee to have the right to exercise an Option until ten (10) days prior to such transaction, including an Option not otherwise vested and exercisable. To the extent an Option has not been previously exercised, such Option shall terminate automatically immediately prior to the consummation of the proposed dissolution or liquidation.

                 11.2 Except as otherwise provided in the Agreement evidencing an Option or in the agreement providing for the Corporate Transaction, in the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"). In the event that the Successor Corporation refuses or otherwise fails to assume or substitute for an Option, the Option shall become fully vested and exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution, the Committee shall notify the Optionee that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purpose of this Section 11.2, the Option shall be considered assumed if, following the Corporate Transaction, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, of the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Committee may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject thereto, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Shares in the Corporate Transaction. All Options shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed or substituted by the Successor Corporation.

                 11.3 The Agreement evidencing an Option shall set forth the effect, if any, of a Change in Control or Exit Event on the Option.


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         12.      Bring-Along Rights.
                  ------------------

                  12.1 Notwithstanding anything to the contrary contained in the Plan or an Agreement, if one or more Grandfathered Stockholders, whether alone or in concert with any other stockholders, propose to sell to any individual or entity or group of individuals or entities who are not affiliated with any of the Grandfathered Stockholders (collectively, a "Bring-Along Transferee"), in a bona-fide arm's length transaction or series of transactions (including by way of a purchase agreement, tender offer, merger or other business combination transaction or otherwise), an amount of common stock, or securities convertible into, or exchangeable for, shares of capital stock or equity securities, equal to 40% or more in the aggregate of the then outstanding common stock of the Company (any such transaction being referred to herein as an "GS Sale"), then the selling Grandfathered Stockholders may elect to require each Optionee to Sell as a part of the GS Sale to such Bring-Along Transferee at the purchase price and upon the other terms and subject to the conditions of the GS Sale, all of which shall be set forth in the Bring-Along Notice (as defined below), that number of Shares (including for purposes of this sentence, Options, and, for purposes of this sentence only, treating each Option as fully vested and as representing that number of Shares underlying it) equal to the product of
(x) a fraction, the numerator of which is the number of Shares as is proposed to be sold by the selling Grandfathered Stockholders and the denominator of which is the aggregate number of Shares owned as of the date of the Bring-Along Notice by the selling Grandfathered Stockholders and (y) the sum of the number of Shares issued pursuant to the exercise of Options which continue to be held by the Optionee as of the date of the Bring-Along Notice, plus those Shares which remain subject to Options (vested and unvested) held by the Optionee as of the date of the Bring-Along Notice; provided, that the per share purchase price to be paid in such GS Sale for any Shares which remain so subject to Options shall equal the purchase price per Share of common stock to be paid in such GS Sale less the per share exercise price of such Shares. For purposes of this Section 12, all Shares issued pursuant to the exercise of Options after the date of the Bring-Along Notice shall be treated as issued prior to the date of the Bring-Along Notice.

                  12.2 The rights set forth in Section 12.1 shall be exercised by giving written notice (the "Bring-Along Notice") to each Optionee setting forth in detail the terms of the proposed GS Sale and the proposed closing date of the GS Sale.

                  12.3 Each of the Grandfathered Stockholders is a "Third-Party Beneficiary" of all of the rights contained in this Section 12, and the interests contained in this Section shall inure to the benefit of and be enforceable by such Third-Party Beneficiaries.


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         13.      Restrictions on Sales of Shares by Optionees.
                  --------------------------------------------

                  13.1 No Optionee shall Sell any Shares acquired pursuant to an Option prior to the earlier of (i) 3 years from the date such Option was granted and (ii) one hundred eighty (180) days following an IPO, other than to a Permitted Transferee, or where such Sale is first approved by the Board or is made pursuant to Section 12 or is permitted by 13.4 of the Plan.

                  13.2 For any transfer to a Permitted Transferee to be effective hereunder, the Permitted Transferee shall agree in writing to be bound by all the terms of this Plan and the Agreement applicable to the Optionee as if the Permitted Transferee originally had been a party thereto; and provided, further, that all of the partners of any Permitted Transferee that is a partnership shall agree in writing not to transfer any partnership interests they then own or may hereafter acquire in the partnership Permitted Transferee except to a Permitted Transferee that has made the same agreement in writing to the Company, so long as the partnership Permitted Transferee shall own any Shares. Any reference herein to the Optionee shall be to the Permitted Transferee from and after the date the transfer is effected in accordance with this Section 13.

                  13.3 Any Sale or attempted Sale of Shares in violation of any provision of this Plan and the Agreement pursuant to which the Shares were acquired shall be void, and the Company shall not record such Sale on its books or treat any purported transferee of such Shares as the owner of such Shares for any purpose.

                  13.4 Notwithstanding the forgoing, if one or more Grandfathered Stockholders sells to any individual or entity or group of individuals or entities who are not affiliated with any of the Grandfathered Stockholders, in a bona-fide arm's length transaction or series of transactions (including by way of a purchase agreement, tender offer, merger or other business combination transaction or otherwise), common stock, or securities convertible into, or exchangeable for, shares of capital stock or equity securities, of the Company, the restriction on the Sale of Shares set forth in
Section 13.1 shall lapse with respect to a number of Shares equal to the product of (x) a fraction, the numerator of which is the number of Shares sold by the Grandfathered Stockholders and the denominator of which is the aggregate number of Shares owned by all of the Grandfathered Stockholders immediately prior to such sale and (y) the number of Shares acquired by an Optionee pursuant to the exercise of an Option.

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         14.      Rights of First Refusal.
                  -----------------------

                  14.1 Notwithstanding anything to the contrary contained herein, Subject to Section 14.5, before the Optionee may Sell any Shares issued pursuant to the exercise of an Option, the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 14 (the "Right of First Refusal").

                  14.2 The Optionee shall deliver to the Company a written notice (the "Notice") stating: (i) the Optionee's bona fide intention to Sell such Shares; (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee"); (iii) the number of Shares to be Sold to each Proposed Transferee; and (iv) the terms and conditions of each proposed Sale. The Optionee shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

                  14.3 At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Optionee, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 14 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith. Payment of the Purchase Price, to the extent it is payable in cash, shall be made, at the option of the Company or its assignee(s) by wire transfer of immediately available funds, by cancellation of all or a portion of any outstanding indebtedness of the Optionee to the Company, or by any combination thereof within thirty (30) days after receipt of the Notice or, if later, at the time or times set forth in the Notice.

                  14.4 If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 14, then the Optionee may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such Sale is consummated within 60 days after the date of the Notice; and provided, further, that any such Sale is effected in accordance with any applicable securities laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Optionee proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Optionee may be sold or otherwise transferred.

                  14.5   The requirements of this Section 14 shall not apply to:
(i) any Sale of Shares by the Optionee to the Company and/or its assignees(s);
(ii) any Sale of Shares following an IPO; (iii) any Sale pursuant to Section 12 hereof; (iv) any Sale to a Permitted Transferee provided for in the Agreement pursuant to which the Shares were acquired and (v) any other Sale as to which the Company waives compliance with this Section 14.

         15.      Plan Amendment or Termination; Modification of Options.
                  ------------------------------------------------------

                  15.1 The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                        (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan; and

                        (b) to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

                  15.2 No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the consent of the Optionee.

         16.      Non-Exclusivity of the Plan.
                  ---------------------------

                  The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         17.      Limitation of Liability.
                  -----------------------

                  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

              (a) give any person any right to be granted an Option other than at the sole discretion of the Committee;

              (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

              (c) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

              (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         18.      Regulations and Other Approvals; Governing Law.
                  ----------------------------------------------

                 18.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

                18.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                18.3 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

         19.      Multiple Agreements.
                  -------------------

                  The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

         20.      Withholding of Taxes.
                  --------------------

                  At such times as an Optionee recognizes taxable income in connection with the receipt of Shares or cash or other property hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the minimum statutory withholding taxes in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares or the payment of such cash or other property. The Committee may provide in the Agreement at the time of grant, or at any time thereafter, that the Optionee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.